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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2002
                                                          --------------


                            APOGEE ENTERPRISES, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                                    ---------
                 (State or Other Jurisdiction of Incorporation)

             0-6365                            41-0919654
             ------                            ----------
    (Commission file number)        (IRS employer identification no.)

       7900 Xerxes Avenue South - Suite 1800, Minneapolis, Minnesota 55431
       -------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (952) 835-1874
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Changes in Registrant's Certifying Accountant.

         On April 11, 2002, the Board of Directors of Apogee Enterprises, Inc. (the "Registrant") decided to change independent accountants for the fiscal year beginning March 3, 2002 and ending March 1, 2003 and thereby dismissed Arthur Andersen LLP, such dismissal to become effective upon completion of the audit for the fiscal year ended March 2, 2002.

         The reports of Arthur Andersen LLP on the Registrant's financial statements for the past two years ended March 2, 2002 and March 3, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         The Registrant's Audit Committee participated in and recommended to the Board of Directors of the Registrant the decision to change independent accountants.

         In connection with its audits for the two most recent fiscal years and through April 11, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         The Registrant believes that during the two most recent fiscal years and through April 11, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Registrant delivered a copy of this Form 8-K report to Arthur Andersen LLP on April 15, 2002. Concurrently therewith, the Registrant requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Arthur Andersen LLP to the SEC dated April 18, 2002.

         On April 11, 2002, the Board of Directors of the Registrant approved the selection of Deloitte & Touche LLP as its new independent accountants, subject to the completion of their customary new client acceptance procedures, for the fiscal year ending March 1, 2003. During the two most recent fiscal years and through April 11, 2002, the Registrant has not consulted with Deloitte & Touche LLP on any items concerning the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

Item 7.  Financial Statements and Exhibits.

         Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 18, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           APOGEE ENTERPRISES, INC.


                                           By: /s/ Michael B. Clauer
                                               ------------------------------
                                               Michael B. Clauer
                                               Chief Financial Officer

Dated:  April 18, 2002















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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 18, 2002.






















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